Exhibit 99.1

ETF Managers Capital LLC — INDEX TO ANNUAL FINANCIAL STATEMENTS

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Independent Auditors’ Report

To the Board of Trustees of

ETF Managers Capital, LLC

Summit, NJ 07901

We have audited the accompanying financial statements of ETF Managers Capital, LLC (a Delaware limited liability company), which comprise the statement of financial condition as of December 31, 2016 and 2015, the statement of operations and comprehensive income for the years ended December 31, 2016 and 2015, and the related statements of changes in member’s capital and cash flows for the years ended December 31, 2016 and 2015 and for the period from inception June 14, 2014 to December 31, 2014 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

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Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ETF Managers Capital, LLC as of December 31, 2016 and 2015, the results of its operations for the years ended December 31, 2016 and 2015, and the changes in its member’s capital and in its cash flows for the years ended December 31, 2016 and 2015 and for the period from inception June 14, 2014 to December 31, 2014 in accordance with accounting principles consistently applied and generally accepted in the United States of America.

Connolly & Company

Warren, NJ

April 27, 2017

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ETF MANAGERS CAPITAL, LLC

STATEMENT OF FINANCIAL CONDITION

DECEMBER 31,

	2016	2015
ASSETS

Current Assets
Cash	$61,777	$17,238
Investment in Sit Rising Rate ETF	951	969
Due from Exchange Traded Managers Group LLC	312,738	250,063

Total Current Assets	$375,466	$268,270

Liabilities and Member's Capital

Current Liabilities
Service Fee Payable to Exchange Traded Managers Group LLC	$150,000	$133,190
Accounts Payable on behalf of Sit Rising Rate ETF	43,167	42,524
Deposit - Sit Investment Associates II	46,209	39,879
Accrued Expenses	27,500	17,707

Total Current Liabilities	266,876	233,300

Member's Capital	108,590	34,970

Total Liabilities and Member's Capital	$375,466	$268,270

The accompanying notes are an integral part of these financial statements.

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ETF MANAGERS CAPITAL, LLC

STATEMENT OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31,

	2016	2015
REVENUES

Management Fees	$276,129	$193,246

EXPENSES

Parent Company Service Fee	150,000	133,190
Marketing	33,213	25,434
Professional Fees	17,075	5,554
Other Expenses	2,203	1,105
Total Expenses	202,491	165,283

NET INCOME	$73,638	$27,963

COMPREHENSIVE INCOME
Net Income	$73,638	$27,963
Other Comprehensive Gain (Loss)
Unrealized Gain (Loss) on Investment in Sit Rising Rate ETF	(18)	7

Other Comprehensive income	$73,620	$27,970

The accompanying notes are an integral part of these financial statements.

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ETF MANAGERS CAPITAL, LLC

STATEMENT OF CHANGES IN MEMBER'S CAPITAL

		Accumulated Other	Total
	Member's	Comprehensive	Member's
	Capital	Income (Loss)	Capital

MEMBER'S CAPITAL, JUNE 14, 2014 (INCEPTION)	$-	$-	$-

Capital Contributions from Exchange Traded Managers Group LLC	7,000	-	7,000

MEMBER'S CAPITAL, DECEMBER 31, 2014	7,000	-	7,000

Net Income	27,963		27,963
Other Comprehensive Gain:		7	7
Unrealized Holding Gain Arising During the Period
MEMBER'S CAPITAL, DECEMBER 31, 2015	34,963	7	34,970

Net Income	73,638		73,638
Other Comprehensive Loss:		(18)	(18)
Unrealized Holding Loss Arising During the Period
MEMBER'S CAPITAL, DECEMBER 31, 2016	$108,601	$(11)	$108,590

The accompanying notes are an integral part of these financial statements.

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ETF MANAGERS CAPITAL, LLC

STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,

	2016	2015	2014*

Cash flows from operating activities
Net Income	$73,638	$27,963	$-
Adjustments to reconcile net income to net cash provided by Operating Activities:
Due from Exchange Traded Managers Group LLC	(62,675)	(250,063)	-
Service Fee payable to Exchange Traded Managers Group LLC	16,810	133,190	-
Accounts Payable on behalf of Sit Rising Rate ETF	643	42,524	-
Deposit - Sit Investment Associates II	6,330	39,879	-
Accrued Expenses	9,793	17,707	-
Net cash provided by operating activities	44,539	11,200	-

Cash flows from investing activities
Contribution (refund) for investment in Sit Rising Rate ETF	-	1,000	(1,000)
Investment in Sit Rising Rate ETF	18	(969)	-

Net cash provided by (used in) investing activities	18	31	(1,000)

Cash flows from financing activities	-	-	7,000

Net cash from financing activities	-	-	7,000

Net CHANGE in cash and cash equivalents	44,557	11,231	6,000

Effect of unrealized gain (loss) on Investment in Sit Rising Rate ETF	(18)	7	-

Cash beginning	17,238	6,000	-

Cash ENDING DECEMBER 31	$61,777	$17,238	$6,000

* Period from June 12, 2014 (inception) to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

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ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016, 2015 AND 2014

Note 1 – Organization and Basis of Presentation

ETF Managers Capital, LLC (the “Company”), a Delaware limited liability company, was formed June 14, 2014 and is a wholly-owned subsidiary of Exchange Traded Managers Group LLC (“ETFMG”). The Company is registered with the Commodity Futures Trading Commission as a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”). The Company serves as the Sponsor and Managing Owner of ETF Managers Group Commodity Trust I (the “Trust”), a Delaware series trust, of which the Sit Rising Rate ETF (the “Fund”) is currently the sole series of the Trust. Sit Fixed Income Advisors II, LLC (“SIT”) is registered as a “commodity trading advisor” (“CTA”) and acts as such for the Fund.

The operations of the Company began with the listing and commencement of trading of the Fund’s shares on the NYSE Arca on February 19, 2015.

Note 2 – Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. As the Company did not have any revenues or expenses during the period from June 12, 2014 (inception) to December 31, 2014, a statement of operations for that period is not presented herein.

(b)	Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and expenses and disclosure of contingent assets and liabilities during the reporting periods of the financial statements. Actual results could differ from those estimates.

(c)	Cash and Cash Equivalents

The Company defines cash and cash equivalents to be highly liquid investments, with original maturities of three months or less.

(d)	Income Taxes

ETF Managers Capital, LLC is not a tax paying entity for federal income tax purposes, and thus no income tax expense has been recorded in the financial statements. The Company is a single member limited liability company.

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ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016, 2015 AND 2014

Note 3 – Related Party Transactions

The Fund pays the Company an annual management fee, monthly in arrears, in an amount calculated as the greater of 0.15% of its average daily net assets, or $56,250 effective February 19, 2015 (($75,000 effective February 20, 2016) the “Sponsor Fee”). The Sponsor Fee is paid in consideration of the Company’s advisory services to the Fund. Additionally, SIT receives an annual fee, monthly in arrears, for its services equal to 0.35% effective February 19, 2015 (0.50% effective January 27, 2016) of the Fund’s average daily net assets. As of February 19, 2015, SIT has voluntarily agreed to waive its license and service fee (“CTA” fee) and the Company has voluntarily agreed to correspondingly assume the remaining expenses of the Fund so that Fund expenses do not exceed an annual rate of 1.50%, excluding brokerage commissions and interest expense, of the value of the Fund’s average daily net assets (the “Expense Cap”). The assumption of expenses and waiver of the CTA fee are contractual on the part of the Company and SIT, respectively, through June 1, 2018.

Effective January 1, 2017, the Sponsor Fee was revised to be the greater of 0.15% of the Fund’s average daily net assets, or $18,750. The revised Sponsor Fee schedule is currently scheduled to expire on December 31, 2017, at which date the Sponsor Fee effective January 1, 2018 will revert to the fee schedule in effect at December 31, 2016.

In addition to the Sponsor fee, the Company receives additional fees from the Fund for providing necessary services for its operations. For the years ended December 31, 2016 and December 31, 2015, the Company received the following fees:

	2016	2015

Sponsor Fee	$72,542	$48,493
Tax return and Form K-1 preparation	100,000	75,000
Regulatory Reporting Fee	25,034	16,172
Chief Compliance Officer Fee	24,181	16,164
Principal Financial Officer Fee	24,181	16,164
Insurance Fee	15,000	15,000
Wholesale Support Fees	15,191	6,253

Total Fee Income	$276,129	$193,246

SIT has agreed to deposit with the Company such amounts as are necessary, through June 1, 2018, to enable the Company to assume the expenses of the Fund pursuant to the Expense Cap. At December 31, 2016 and December 31, 2015, the Company held $46,209 and $39,879, respectively, in an expense reimbursement account representing the balance of such deposit account for the payment of assumed expenses of the Fund.

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ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016, 2015 AND 2014

Note 3 – Related Party Transactions (Continued)

The Company, in accordance with the Fund’s Expense Cap limitation pays all of the routine offering, operational, administrative and other ordinary expenses of the Fund in excess of 1.50% (excluding brokerage commissions and interest expense) of the Fund’s average daily net assets, including, but not limited to, accounting and computer services, the fees and expenses of the Trustee, Custodian, Transfer Agent and Distributor, legal and accounting fees and expenses, tax return preparation fees, filing fees, and printing, mailing and duplication costs.

The Fund currently accrues its daily expenses up to the Expense Cap. At the end of each month, the accrued amount is remitted to the Company as the Company has assumed, and is responsible for the payment of, the routine operational, administrative and other ordinary expenses of the Fund which aggregated $511,598 and $403,277, for the year ended December 31, 2016 and December 31, 2015, respectively. Of these amounts, $276,129 and $193,246, respectively, were for services provided by the Company.

Expenses incurred in connection with organizing the Fund and the offering of the Shares upon the commencement of its operations were paid by ETFMG, the parent and sole owner of the Company. Expenses incurred in connection with the continuous offering of Shares of the Fund are the responsibility of the Fund.

Commencing with the initial trading of Fund Shares on the NYSE Arca on February 19, 2015, the Company pays ETFMG a parent company service fee at the rate of $12,500 per month for providing it with the office space and personnel necessary to fulfill its responsibilities as Sponsor of the Fund. For the year ended December 31, 2016 and December 31, 2015, the parent company service fee aggregated $150,000 and $133,190, respectively.

The Company owns 40 Shares of the Fund and serves as its Tax Matters Partner for federal income tax purposes. These Shares were issued to the Company in exchange for its initial capital contribution to the Fund and represent units of beneficial interest in and ownership of the Fund.

Note 4 – Subsequent Events

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of the accountants report April 27, 2017. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

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